                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                    (Nonqualified Deferred Compensation Plan)

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Glenford J. Myers or Stephen F. Loughlin the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under the Securities Act of 1933, prepared in connection with the RadiSys Corporation Nonqualified Deferred Compensation Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

DATED: October 17, 2000

                                                     GLENFORD J. MYERS
                                                     ---------------------------
                                                     Signature

                                                     Glenford J. Myers
                                                     ---------------------------
                                                     Type or Print Name

                                POWER OF ATTORNEY

                    (Nonqualified Deferred Compensation Plan)

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Glenford J. Myers or Stephen F. Loughlin the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under the Securities Act of 1933, prepared in connection with the RadiSys Corporation Nonqualified Deferred Compensation Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

DATED: October 23, 2000

                                                     JAMES F. DALTON
                                                     ---------------------------
                                                     Signature

                                                     James F. Dalton
                                                     ---------------------------
                                                     Type or Print Name

                                POWER OF ATTORNEY

                    (Nonqualified Deferred Compensation Plan)

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Glenford J. Myers or Stephen F. Loughlin the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under the Securities Act of 1933, prepared in connection with the RadiSys Corporation Nonqualified Deferred Compensation Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

DATED: October 17, 2000

                                                     RICHARD J. FAUBERT
                                                     ---------------------------
                                                     Signature

                                                     Richard J. Faubert
                                                     ---------------------------
                                                     Type or Print Name

                                POWER OF ATTORNEY

                    (Nonqualified Deferred Compensation Plan)

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Glenford J. Myers or Stephen F. Loughlin the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under the Securities Act of 1933, prepared in connection with the RadiSys Corporation Nonqualified Deferred Compensation Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

DATED: October 17, 2000

                                                     C. SCOTT GIBSON
                                                     ---------------------------
                                                     Signature

                                                     C. Scott Gibson
                                                     ---------------------------
                                                     Type or Print Name

                                POWER OF ATTORNEY

                    (Nonqualified Deferred Compensation Plan)

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Glenford J. Myers or Stephen F. Loughlin the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under the Securities Act of 1933, prepared in connection with the RadiSys Corporation Nonqualified Deferred Compensation Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

DATED: October 16, 2000

                                                     JEAN-PIERRE D. PATKAY
                                                     ---------------------------
                                                     Signature

                                                     Jean-Pierre D. Patkay
                                                     ---------------------------
                                                     Type or Print Name

                                POWER OF ATTORNEY

                    (Nonqualified Deferred Compensation Plan)

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Glenford J. Myers or Stephen F. Loughlin the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under the Securities Act of 1933, prepared in connection with the RadiSys Corporation Nonqualified Deferred Compensation Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

DATED: October 17, 2000

                                                     JEAN-CLAUDE PETERSCHMITT
                                                     ---------------------------
                                                     Signature

                                                     Jean-Claude Peterschmitt
                                                     ---------------------------
                                                     Type or Print Name

                                POWER OF ATTORNEY

                    (Nonqualified Deferred Compensation Plan)

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Glenford J. Myers or Stephen F. Loughlin the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under the Securities Act of 1933, prepared in connection with the RadiSys Corporation Nonqualified Deferred Compensation Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

DATED: October 17, 2000

                                                     CARL W. NEUN
                                                     ---------------------------
                                                     Signature

                                                     Carl W. Neun
                                                     ---------------------------
                                                     Type or Print Name